UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2006 (August 21, 2006)

SPRINT NEXTEL CORPORATION
(Exact name of registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2001 Edmund Halley Drive, Reston, Virginia	20191
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code:          (703) 433 - 4000
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On August 21, 2006, Sprint Nextel Corporation (the “Company”) issued a press release announcing that Len J. Lauer, the Company’s chief operating officer, is leaving the Company effective immediately. A copy of the press release is included as Exhibit 99 to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Number	Exhibit

99	Press Release, dated August 21, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPRINT NEXTEL CORPORATION
/s/ Leonard J. Kennedy
By:	Leonard J. Kennedy
General Counsel

Date: August 22, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99	Press Release, dated August 21, 2006.